UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 2, 2011

MAXSYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	26-0904488
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22817 Ventura Blvd., Suite #462, Woodland Hills, CA 91364
(Address of principal executive offices)(Zip Code)

(818)943-8068
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Elect of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2010, the board members received an email from Mr. Eng Seng Tan requesting the resignation of current position of director effective on April 2, 2010.

Mr. Tan’s resigning does not indicate that he has any dispute or disagreement relating to the Company’s operation, policies or practices. The Company will elect a new director in near future.

(c) Exhibits

Exhibit No.	Description

99.1	Letter of resignation of Eng Seng Tan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXSYS HOLDINGS, INC.
Dated: April 4, 2011	By:	/s/William Elder
William Elder
Title: CEO and Chairman

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of resignation of Eng Seng Tan